UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2017

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands

(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01                                           Other Events

On June 14, 2017, BeiGene, Ltd. (the “Company”) issued a press release announcing updated clinical data from the ongoing Phase 1 trial of its Bruton’s Tyrosine Kinase (“BTK”) inhibitor BGB-3111 in patients with chronic lymphocytic leukemia (“CLL”) and small lymphocytic lymphoma (“SLL”) in a poster at the 14th International Conference on Malignant Lymphoma (“14-ICML”) in Lugano, Switzerland. The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 15, 2017, the Company issued a press release announcing updated data from the ongoing Phase 1 trial of its BTK inhibitor BGB-3111 in patients with Waldenström’s macroglobulinemia presented at 14-ICML. The full text of the Company’s press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 16, 2017, the Company issued a press release announcing initial clinical data from the ongoing Phase 1 trial of its BTK inhibitor BGB-3111 combined with the anti-CD20 antibody obinutuzumab in patients with CLL or SLL and follicular lymphoma presented at 14-ICML. The full text of the Company’s press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)              Exhibits.

Exhibit No.	Description
99.1	Press Release issued on June 14, 2017
99.2	Press Release issued on June 15, 2017
99.3	Press Release issued on June 16, 2017

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2017	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued on June 14, 2017
99.2	Press Release issued on June 15, 2017
99.3	Press Release issued on June 16, 2017